--------------------------------------------------------------------------------
MORGAN STANLEY             |                        |            April 19, 2002
Securitized Products Group | [Morgan Stanley logo]  |
                           |                        |
--------------------------------------------------------------------------------



                             COMPUTATIONAL MATERIALS


                                  $225,204,000
                                  APPROXIMATELY

                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                                 SERIES 2002-NC2


                       MORTGAGE PASS-THROUGH CERTIFICATES



--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY             |                        |            April 19, 2002
Securitized Products Group | [Morgan Stanley logo]  |
                           |                        |
--------------------------------------------------------------------------------

                           APPROXIMATELY $225,204,000

           MORGAN STANLEY DEAN WITTER CAPITAL I INC., SERIES 2002-NC2

                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                                    DEPOSITOR

                               THE PROVIDENT BANK
                                    SERVICER


                             TRANSACTION HIGHLIGHTS
                             ----------------------

------- ------------- ------------- ----------------- ------------ ------------- ---------------------- ----------- --------------
                                                                     MODIFIED
                                    EXPECTED RATINGS  AVG LIFE TO  DURATION TO
                                      (S&P/FITCH/        CALL /       CALL /       PAYMENT WINDOW TO
CLASSES  DESCRIPTION     BALANCE        MOODY'S)       MTY(1)(2)    MTY(1)(2)       CALL / MTY(1)(2)     DAY COUNT    BENCHMARK
======= ============= ============= ================= ============ ============= ====================== =========== ==============
 A-1        Not       $283,678,000                                     *****Not Available*****
         Available
------- ------------- ------------- ----------------- ------------ ------------- ---------------------- ----------- --------------
 A-2      Floater     $197,340,000    AAA/AAA/Aaa     3.07 / 3.46  2.91 / 3.23   5/02-5/10 / 5/02-2/20  Actual/360  1 Month LIBOR
------- ------------- ------------- ----------------- ------------ ------------- ---------------------- ----------- --------------
 M-1        Not       $ 35,196,000                                     *****Not Available*****
         Available
------- ------------- ------------- ----------------- ------------ ------------- ---------------------- ----------- --------------
 M-2        Not       $ 32,263,000                                     *****Not Available*****
         Available
------- ------------- ------------- ----------------- ------------ ------------- ---------------------- ----------- --------------
 B-1      Floater     $ 27,864,000   BBB-/BBB-/Baa2   5.31 / 5.54  4.66 / 4.82   5/05-5/10 / 5/05-7/13  Actual/360  1 Month LIBOR
------- ------------- ------------- ----------------- ------------ ------------- ---------------------- ----------- --------------

Notes:  (1)   Certificates are priced to the 10% optional clean-up call.
-----   (2)   Based on the pricing prepayment speed.  See details below.

ISSUER:                 Morgan Stanley Dean Witter Capital I Inc. Trust 2002-NC2

DEPOSITOR:              Morgan Stanley Dean Witter Capital I Inc.

MASTER SERVICER:        The Provident Bank

ORIGINATOR:             New Century Mortgage Corporation

TRUSTEE:                U.S. Bank National Association

MANAGERS:               Morgan Stanley (lead manager); Blaylock & Partners, L.P
                        and Utendahl Capital Partners, L.P. (co-managers)


RATING AGENCIES:        Standard & Poor's, Moody's Investors Service and Fitch
                        Ratings

OFFERED CERTIFICATES:   Classes A-2 and B-1 Certificates

PRICING DATE:           April [   ], 2002

EXPECTED CLOSING DATE:  April 30, 2002 through DTC and Euroclear or Clearstream,
                        Luxembourg. The Certificates will be sold without accrued interest.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

DISTRIBUTION DATES:     The 25th of each month, or if such day is not a business
                        day, on the next business day, beginning in May 2002.

FINAL SCHEDULED         The distribution date in April 2032
DISTRIBUTION DATE:

DUE PERIOD:             For any Distribution Date, the period commencing on the
                        second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

INTEREST ACCRUAL        The interest accrual period for the Offered Certificates
PERIOD:                 with respect to any Distribution Date will be the period
                        beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing
                        Date) and ending on the day prior to such Distribution
                        Date (on an actual/360 day count basis).

MORTGAGE LOANS:         The Trust will consist of two groups consisting of fixed
                        and adjustable rate sub-prime residential mortgage loans.

GROUP I MORTGAGE LOANS: Approximately $345,948,860 of Mortgage Loans with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

GROUP II MORTGAGE       Approximately $240,657,859 of Mortgage Loans that
LOANS:                  predominantly have original principal balances that do
                        not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

PRICING PREPAYMENT      o     Fixed Rate Mortgage Loans: CPR starting at
SPEED:                        approximately 1.5333% CPR in month 1 and
                              increasing to 23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at 23% CPR thereafter.

                        o     ARM Mortgage Loans: CPR of 25%.

CREDIT ENHANCEMENT:     The Offered Certificates are credit enhanced by:

                        1)    Net monthly excess cashflow from the Mortgage
                              Loans,

                        2) 1.75% overcollateralization (funded upfront). After the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.50% of the aggregate principal balance of the Mortgage Loans as of the last day of the related due period , subject to a 0.50% floor, based on the initial balance of the Mortgage Loans, and

                        3) In the case of the Class A-2 Certificates, subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

CREDIT ENHANCEMENT      For any Distribution Date, the percentage obtained by
PERCENTAGE:             dividing (x) the aggregate Certificate Principal Balance
                        of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

STEP-DOWN DATE:         The later to occur of:

                        (x)   the earlier of:

                              (a)   the Distribution Date occurring in May 2005;
                                    and

                              (b) the Distribution Date on which the aggregate balance of the Class A Certificates is reduced to zero; and

                        (y) the first Distribution Date on which the Credit Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to any applications of principal distributions to the certificates on the applicable Distribution Date) is greater than or equal to 36.00%.

TRIGGER EVENT:          A Trigger Event is in effect on any Distribution Date if
                        (i) on that Distribution Date the 60 Day+ Rolling
                        Average equals or exceeds 40% of the prior period's senior enhancement percentage to be specified in the Prospectus and (ii) may include other trigger events related to the performance of the Mortgage Loans to be specified in the Prospectus. The 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

INITIAL SUBORDINATION   Class A:            18.00%
PERCENTAGE:             Class M-1:          12.00%
                        Class M-2:           6.50%
                        Class B:             1.75%

OPTIONAL CLEAN-UP CALL: When the ending principal balance of the Mortgage Loans is less than or equal to 10% of the original principal balance of the Mortgage Loans.

STEP-UP COUPONS:        For all certificates the coupon will increase after the
                        optional clean-up call date, should the call not be exercised. The coupon for the Class A-1 and A-2
                        Certificates will increase by 2 times the margin and the coupon for the Class M-1, M-2 and B-1 Certificates will increase by 1.5 times the margin.

CLASS A-1 PASS-THROUGH  The Class A-1 Certificates will accrue interest at a
RATE: variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable),
                        (ii) the Loan Group I Cap, and (iii) the WAC Cap.

CLASS A-2 PASS-THROUGH  The Class A-2 Certificates will accrue interest at a
RATE: variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable),
                        (ii) the Loan Group II Cap and (iii) the WAC Cap.

CLASS M-1 PASS-THROUGH  The Class M-1 Certificates will accrue interest at a
RATE: variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

CLASS M-2 PASS-THROUGH  The Class M-2 Certificates will accrue interest at a
RATE: variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

CLASS B-1 PASS-THROUGH  The Class B-1 Certificates will accrue interest at a
RATE: variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

WAC CAP: As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates (calculated on an actual/360 day count basis).


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

LOAN GROUP I CAP:       As to any Distribution Date, a per annum rate equal to
                        the weighted average gross rate of the Group I Mortgage
                        Loans in effect on the beginning of the related Due
                        Period less servicing and trustee fee rates (calculated on an actual/360 day count basis).

LOAN GROUP II CAP:      As to any Distribution Date, a per annum rate equal to
                        the weighted average gross rate of the Group II Mortgage
                        Loans in effect on the beginning of the related Due
                        Period less servicing and trustee fee rates (calculated on an actual/360 day count basis).

CLASS A-1 BASIS RISK    As to any Distribution Date, the supplemental interest
CARRY FORWARD AMOUNT:   amount for the Class A-1 Certificates will equal the sum
                        of:

                        (i) the excess, if any, of interest that would otherwise be due on such Certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;

                        (ii) any Class A-1 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                        (iii) interest on the amount in clause (ii) at the
                              related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

CLASS A-2 BASIS RISK    As to any Distribution Date, the supplemental interest
CARRY FORWARD AMOUNT:   amount for the Class A-2 Certificates will equal the sum
                        of:

                        (i) the excess, if any, of interest that would otherwise be due on such Certificates at the Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;

                        (ii) any Class A-2 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                        (iii) interest on the amount in clause (ii) at the
                              related Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

CLASS M-1, M-2 AND B-1  As to any Distribution Date, the supplemental interest
BASIS RISK CARRY        amount for each of the Class M-1, M-2 and B-1
FORWARD AMOUNTS:        Certificates will equal the sum of:

                        (i) the excess, if any, of interest that would otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;

                        (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates; and

                        (iii) interest on the amount in clause (ii) at the
                              Certificates' applicable Pass-Through Rate
                              (without regard to the WAC Cap).


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

INTEREST DISTRIBUTIONS  On each Distribution Date, interest distributions from
ON THE CERTIFICATES:    the Interest Remittance Amount will be allocated as
                        follows:

                        (i) concurrently, (1) from Interest Remittance Amounts related to the Group I Mortgage Loans, to the Class A-1 Certificates, the related Accrued Certificate Interest and any unpaid interest shortfall amounts for the Class A-1 Certificates, and (2) from Interest Remittance Amounts related to the Group II Mortgage Loans, to the Class A-2 Certificates, the related Accrued Certificate Interest and any unpaid interest shortfall amounts for the Class A-2 Certificates; provided, that if the Interest Remittance Amount for any Group of Mortgage Loans is insufficient to make the related payments set forth in clause (1) or (2) above, any Interest Remittance Amount relating to the other Group of Mortgage Loans remaining after making the related payments set forth in clause (1) or (2) above will be available to cover that shortfall;

                        (ii) to the Class M-1 Certificates, its Accrued Certificate Interest;

                        (iii) to the Class M-2 Certificates, its Accrued
                              Certificate Interest; and

                        (iv) to the Class B-1 Certificates, its Accrued Certificate Interest.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

PRINCIPAL               On each Distribution Date (a) prior to the Stepdown Date
DISTRIBUTIONS ON THE    or (b) on which a Trigger Event is in effect, principal
CERTIFICATES:           distributions from the Principal Distribution Amount
                        will be allocated as follows:

                        (i) to the Class A Certificates, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                        (ii) to the Class M-1 Certificates, until the Certificate Principal Balance thereof have been reduced to zero;

                        (iii) to the Class M-2 Certificates, until the
                              Certificate Principal Balance thereof have been reduced to zero; and

                        (iv) to the Class B-1 Certificates, until the Certificate Principal Balance thereof have been reduced to zero.

                        On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                        (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                        (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                        (iii) to the Class M-2 Certificates, the lesser of the
                              remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

                        (iv) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

                        All principal distributions to the Class A Certificates on any Distribution Date will be allocated between the Class A-1 Certificates and the Class A-2 Certificates on a pro rata basis based on the Class A Principal Allocation Percentage for each such class on such Distribution Date; provided however, that if the Certificate Principal Balance of either class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the class of Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the Class A Certificates remaining until the Certificate Principal Balance thereof has been reduced to zero.

ALLOCATION OF NET       For any Distribution Date, any Net Monthly Excess
MONTHLY EXCESS          Cashflow shall be paid as follows:
CASHFLOW:
                        (i)    to the Class M-1 Certificates, the unpaid
                               interest shortfall amount;

                        (ii) to the Class M-1 Certificates, the allocated unreimbursed realized loss amount;

                        (iii) to the Class M-2 Certificates, the unpaid interest shortfall amount;

                        (iv) to the Class M-2 Certificates, the allocated unreimbursed realized loss amount;

                        (v) to the Class B-1 Certificates, the unpaid interest shortfall amount;

                        (vi) to the Class B-1 Certificates, the allocated unreimbursed realized loss amount;

                        (vii) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates; and

                        (viii) sequentially, to Classes M-1, M-2 and B-1
                               Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

INTEREST REMITTANCE     For any Distribution Date, the portion of available
AMOUNT:                 funds for such Distribution Date attributable to
                        interest received or advanced on the Mortgage Loans less the servicing fee and the trustee fee.

ACCRUED CERTIFICATE     For any Distribution Date and each class of Offered
INTEREST:               Certificates, equals the amount of interest accrued
                        during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the relief act allocated to such class.

PRINCIPAL DISTRIBUTION  On any Distribution Date, the sum of (i) the Basic
AMOUNT: Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

BASIC PRINCIPAL         On any Distribution Date, the excess of (i) the
DISTRIBUTION AMOUNT:    aggregate Principal Remittance Amount over (ii) the
                        Excess Subordinated Amount, if any.

PRINCIPAL REMITTANCE    On any Distribution Date, the sum of (i) all scheduled
AMOUNT:                 payments of principal collected or advanced on the
                        Mortgage Loans during the Due Period, (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs, (iii) the principal portion of all net liquidation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs, (iv) the principal portion of repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior
                        Distribution Date through the business day prior to such Distribution Date, (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution
                        Date, and (vi) the principal portion of the termination price if the Optional Clean Up Call is exercised.

NET MONTHLY EXCESS      For any Distribution Date is the amount of available
CASHFLOW:               funds for such Distribution Date remaining after making
                        all payments of interest and principal to the certificates.

EXTRA PRINCIPAL         For any Distribution Date, the lesser of (i) the excess
DISTRIBUTION AMOUNT:    of (x) interest collected or advanced on the Mortgage
                        Loans during the related Due Period (less servicing and trustee fees), over (y) the sum of interest payable on the Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such
                        Distribution Date.

EXCESS SUBORDINATED     For any Distribution Date, means the excess, if any of
AMOUNT:                 (i) the overcollateralization and (ii) the required
                        overcollateralization for such Distribution Date.

CLASS A PRINCIPAL       For any Distribution Date, the percentage equivalent of
ALLOCATION PERCENTAGE:  a fraction, determined as follows: (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group I Mortgage Loans and the denominator of which is (y) the Principal
                        Remittance Amount for such Distribution Date; and (ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance
                        Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group II
                        Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

CLASS A PRINCIPAL       An amount equal to the excess of (x) the aggregate
DISTRIBUTION AMOUNT:    Certificate Principal Balance of the Class A
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 64.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus $2,933,034.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

CLASS M-1 PRINCIPAL     An amount equal to the excess of (x) the sum of (i) the
DISTRIBUTION AMOUNT:    aggregate Certificate Principal Balance of the Class A
                        Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                        Distribution Date) and (ii) the Certificate Principal
                        Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (I) approximately 76.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus $2,933,034.

CLASS M-2 PRINCIPAL     An amount equal to the excess of (x) the sum of (i) the
DISTRIBUTION AMOUNT:    aggregate Certificate Principal Balance of the Class A
                        Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                        Distribution Date), (ii) the Certificate Principal
                        Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                        Distribution Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 87.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus $2,933,034.

CLASS B-1 PRINCIPAL     An amount equal to the excess of (x) the sum of (i) the
DISTRIBUTION AMOUNT:    aggregate Certificate Principal Balance of the Class A
                        Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                        Distribution Date), (ii) the Certificate Principal
                        Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                        Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2
                        Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such
                        Distribution Date), and (iv) the Certificate Principal
                        Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 96.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus $2,933,034;
                        provided however, that with respect to any Distribution
                        Date on which the Class Certificate Balance of the Class
                        A, Class M-1 and Class M-2 Certificates have been reduced to zero, the Class B-1 Principal Distribution
                        Amount is the lesser of (x) the Class Certificate
                        Balance of the Class B-1 Certificates and (y) the
                        Principal Distribution Amount.

TRUST TAX STATUS:       REMIC.

ERISA ELIGIBILITY:      Subject to the considerations in the Prospectus, all
                        Offered Certificates are ERISA eligible.

SMMEA ELIGIBILITY:      It is anticipated that the Class A-2 Certificates will
                        be SMMEA eligible.

PROSPECTUS:             The Class A-2 and B-1 Certificates are being offered
                        pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus.
                        To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                        Certificates may not be consummated unless the purchaser has received the Prospectus.

                        PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

     DATES          PPC 0%        PPC 75%        PPC 100%      PPC 125%       PPC 150%
 -------------  -------------  -------------  -------------  -------------  -------------
     Initial         100%           100%           100%          100%           100%
     4/25/03          99             83             78            73             67
     4/25/04          98             64             54            44             35
     4/25/05          97             48             35            24             14
     4/25/06          95             37             29            22             14
     4/25/07          94             31             22            16             12
     4/25/08          93             25             17            12              9
     4/25/09          91             20             13             9              6
     4/25/10          89             17             10             7              5
     4/25/11          87             14              8             5              3
     4/25/12          85             11              6             4              1
     4/25/13          83              9              5             3              0
     4/25/14          80              8              4             2              0
     4/25/15          77              6              4             1              0
     4/25/16          75              5              3             0              0
     4/25/17          71              4              2             0              0
     4/25/18          68              4              1             0              0
     4/25/19          64              3              0             0              0
     4/25/20          60              3              0             0              0
     4/25/21          55              2              0             0              0
     4/25/22          50              2              0             0              0
     4/25/23          45              1              0             0              0
     4/25/24          39              0              0             0              0
     4/25/25          33              0              0             0              0
     4/25/26          29              0              0             0              0
     4/25/27          24              0              0             0              0
     4/25/28          18              0              0             0              0
     4/25/29          13              0              0             0              0
     4/25/30           7              0              0             0              0
     4/25/31           2              0              0             0              0
     4/25/32           0              0              0             0              0
  Average Life
   to Maturity      18.71           4.50           3.46          2.75           2.20
     (years)
  Average Life
   to Call (1)      18.69           4.04           3.07          2.41           1.90
     (years)

(1) 10% Optional Clean-Up Call

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

     DATES          PPC 0%        PPC 75%        PPC 100%      PPC 125%       PPC 150%
 -------------  -------------  -------------  -------------  -------------  -------------
     Initial         100%           100%           100%          100%           100%
     4/25/03         100            100            100           100            100
     4/25/04         100            100            100           100            100
     4/25/05         100            100            100           100            100
     4/25/06         100             88             65            47             33
     4/25/07         100             71             49            32             18
     4/25/08         100             57             36            20              7
     4/25/09         100             46             27            10              1
     4/25/10         100             37             17             4              0
     4/25/11         100             30             10             0              0
     4/25/12         100             22              5             0              0
     4/25/13         100             16              1             0              0
     4/25/14         100             10              0             0              0
     4/25/15         100              6              0             0              0
     4/25/16         100              3              0             0              0
     4/25/17         100              0              0             0              0
     4/25/18         100              0              0             0              0
     4/25/19         100              0              0             0              0
     4/25/20         100              0              0             0              0
     4/25/21         100              0              0             0              0
     4/25/22         100              0              0             0              0
     4/25/23         100              0              0             0              0
     4/25/24         100              0              0             0              0
     4/25/25          96              0              0             0              0
     4/25/26          84              0              0             0              0
     4/25/27          72              0              0             0              0
     4/25/28          59              0              0             0              0
     4/25/29          44              0              0             0              0
     4/25/30          29              0              0             0              0
     4/25/31           8              0              0             0              0
     4/25/32           0              0              0             0              0
  Average Life
   to Maturity      26.43           7.40           5.54          4.52           3.95
     (years)
  Average Life
   to Call (1)      26.36           7.10           5.31          4.34           3.80
     (years)

(1) 10% Optional Clean-Up Call

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


        DATE                   CLASS A-2 CAP (%)             CLASS B-1 CAP (%)
------------------------ ---------------------------- --------------------------
                                   ACTUAL/360                   ACTUAL/360
      4/25/2002                        -                            -
      5/25/2002                       9.84                         9.83
      6/25/2002                       7.94                         7.93
      7/25/2002                       8.21                         8.19
      8/25/2002                       7.95                         7.93
      9/25/2002                       7.95                         7.92
     10/25/2002                       8.22                         8.19
     11/25/2002                       7.96                         7.92
     12/25/2002                       8.23                         8.19
      1/25/2003                       7.97                         7.92
      2/25/2003                       7.98                         7.92
      3/25/2003                       8.84                         8.77
      4/25/2003                       7.99                         7.92
      5/25/2003                       8.27                         8.18
      6/25/2003                       8.01                         7.92
      7/25/2003                       8.28                         8.18
      8/25/2003                       8.02                         7.92
      9/25/2003                       8.03                         7.92
     10/25/2003                       8.31                         8.18
     11/25/2003                       8.05                         7.92
     12/25/2003                       8.33                         8.18
      1/25/2004                       8.07                         7.92
      2/25/2004                       8.08                         7.92
      3/25/2004                       8.65                         8.46
      4/25/2004                       8.90                         8.93
      5/25/2004                       9.21                         9.23
      6/25/2004                       8.92                         8.93
      7/25/2004                       9.24                         9.22
      8/25/2004                       8.95                         8.93
      9/25/2004                       8.97                         8.93
     10/25/2004                      10.11                        10.26
     11/25/2004                       9.81                         9.93
     12/25/2004                      10.16                        10.26
      1/25/2005                       9.85                         9.93
      2/25/2005                       9.87                         9.93
      3/25/2005                      10.96                        10.99
      4/25/2005                      10.78                        10.98
      5/25/2005                      23.43                        11.35

(1) Cash available to pay current and prior interest divided by the current bond balance

(2) Run assuming 100% PPC for fixed collateral and 25% CPR for floating rate collateral, no losses and a 1 month and 6 month Libor rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
         SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2) (CONT.)


        DATE                   CLASS A-2 CAP (%)             CLASS B-1 CAP (%)
------------------------ ---------------------------- --------------------------
                                   ACTUAL/360                   ACTUAL/360
      6/25/2005                      12.29                        10.98
      7/25/2005                      12.64                        11.34
      8/25/2005                      12.18                        10.98
      9/25/2005                      12.15                        10.98
     10/25/2005                      13.42                        12.43
     11/25/2005                      12.99                        12.02
     12/25/2005                      13.42                        12.42
      1/25/2006                      12.99                        12.02
      2/25/2006                      12.99                        12.02
      3/25/2006                      14.38                        13.31
      4/25/2006                      13.56                        12.74
      5/25/2006                      14.01                        13.16
      6/25/2006                      13.56                        12.73
      7/25/2006                      14.01                        13.16
      8/25/2006                      13.56                        12.73
      9/25/2006                      13.56                        12.73
     10/25/2006                      14.05                        13.20
     11/25/2006                      13.60                        12.77
     12/25/2006                      14.05                        13.20
      1/25/2007                      13.60                        12.77
      2/25/2007                      13.60                        12.77
      3/25/2007                      15.06                        14.13
      4/25/2007                      13.63                        12.79
      5/25/2007                      14.08                        13.22
      6/25/2007                      13.63                        12.79
      7/25/2007                      14.08                        13.22
      8/25/2007                      13.63                        12.79
      9/25/2007                      13.63                        12.79
     10/25/2007                      14.09                        13.21
     11/25/2007                      13.63                        12.78
     12/25/2007                      14.09                        13.21
      1/25/2008                      13.63                        12.78
      2/25/2008                      13.64                        12.78
      3/25/2008                      14.58                        13.66
      4/25/2008                      13.64                        12.77
      5/25/2008                      14.09                        13.20
      6/25/2008                      13.64                        12.77

(1) Cash available to pay current and prior interest divided by the current bond balance

(2) Run assuming 100% PPC for fixed collateral and 25% CPR for floating rate collateral, no losses and a 1 month and 6 month Libor rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
         SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2) (CONT.)


        DATE                   CLASS A-2 CAP (%)             CLASS B-1 CAP (%)
------------------------ ---------------------------- --------------------------
                                   ACTUAL/360                   ACTUAL/360
      7/25/2008                      14.10                        13.19
      8/25/2008                      13.65                        12.77
      9/25/2008                      13.65                        12.76
     10/25/2008                      14.10                        13.19
     11/25/2008                      13.65                        12.76
     12/25/2008                      14.11                        13.18
      1/25/2009                      13.66                        12.76
      2/25/2009                      13.66                        12.76
      3/25/2009                      14.57                        14.12
      4/25/2009                      12.16                        12.75
      5/25/2009                      12.59                        13.17
      6/25/2009                      12.20                        12.75
      7/25/2009                      12.63                        13.17
      8/25/2009                      12.24                        12.74
      9/25/2009                      12.26                        12.74
     10/25/2009                      12.70                        13.17
     11/25/2009                      12.31                        12.74
     12/25/2009                      12.74                        13.16
      1/25/2010                      12.36                        12.74
      2/25/2010                      12.38                        12.73
      3/25/2010                      13.73                        14.10
      4/25/2010                      12.43                        12.73
      5/25/2010                      12.87                        13.15
      6/25/2010                      12.48                        12.73
      7/25/2010                      12.93                        13.15
      8/25/2010                      12.54                        12.73
      9/25/2010                      12.57                        12.72
     10/25/2010                      13.02                        13.15
     11/25/2010                      12.63                        12.72
     12/25/2010                      13.08                        13.14
      1/25/2011                      12.69                        12.72
      2/25/2011                      12.73                        12.72
      3/25/2011                      14.13                        14.08
      4/25/2011                      12.80                        12.71
      5/25/2011                      13.26                        13.14
      6/25/2011                      12.87                        12.71
      7/25/2011                      13.34                        13.13

(1) Cash available to pay current and prior interest divided by the current bond balance

(2) Run assuming 100% PPC for fixed collateral and 25% CPR for floating rate collateral, no losses and a 1 month and 6 month Libor rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
         SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2) (CONT.)


        DATE                   CLASS A-2 CAP (%)             CLASS B-1 CAP (%)
------------------------ ---------------------------- --------------------------
                                   ACTUAL/360                   ACTUAL/360
      8/25/2011                      12.95                        12.71
      9/25/2011                      12.99                        12.71
     10/25/2011                      13.46                        13.13
     11/25/2011                      13.07                        12.70
     12/25/2011                      13.55                        13.13
      1/25/2012                      13.16                        12.70
      2/25/2012                      13.20                        12.70
      3/25/2012                      14.16                        13.57
      4/25/2012                      13.29                        12.70
      5/25/2012                      13.79                        13.12
      6/25/2012                      13.39                        12.69
      7/25/2012                      13.89                        13.12
      8/25/2012                      13.50                        12.69
      9/25/2012                      13.55                        12.69
     10/25/2012                      14.06                        13.11
     11/25/2012                      13.66                        12.69
     12/25/2012                      14.18                        13.11
      1/25/2013                      13.78                        12.68
      2/25/2013                      13.84                        12.68
      3/25/2013                      15.39                        14.04
      4/25/2013                      13.97                        12.68
      5/25/2013                      14.50                        13.10
      6/25/2013                      14.10                        12.68
      7/25/2013                      14.64                        13.10
      8/25/2013                      14.24                        12.68
      9/25/2013                      14.32                        12.68
     10/25/2013                      14.87                         -
     11/25/2013                      14.47                         -
     12/25/2013                      15.03                         -
      1/25/2014                      14.63                         -
      2/25/2014                      14.71                         -
      3/25/2014                      16.38                         -
      4/25/2014                      14.88                         -
      5/25/2014                      15.47                         -
      6/25/2014                      15.07                         -
      7/25/2014                      15.67                         -
      8/25/2014                      15.26                         -

(1) Cash available to pay current and prior interest divided by the current bond balance

(2) Run assuming 100% PPC for fixed collateral and 25% CPR for floating rate collateral, no losses and a 1 month and 6 month Libor rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
         SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2) (CONT.)


        DATE                   CLASS A-2 CAP (%)             CLASS B-1 CAP (%)
------------------------ ---------------------------- --------------------------
                                   ACTUAL/360                   ACTUAL/360
      9/25/2014                      15.36                         -
     10/25/2014                      15.97                         -
     11/25/2014                      15.56                         -
     12/25/2014                      16.19                         -
      1/25/2015                      15.78                         -
      2/25/2015                      15.89                         -
      3/25/2015                      17.72                         -
      4/25/2015                      16.13                         -
      5/25/2015                      16.79                         -
      6/25/2015                      16.37                         -
      7/25/2015                      17.05                         -
      8/25/2015                      16.63                         -
      9/25/2015                      16.77                         -
     10/25/2015                      17.47                         -
     11/25/2015                      17.05                         -
     12/25/2015                      17.77                         -
      1/25/2016                      17.35                         -
      2/25/2016                      17.50                         -
      3/25/2016                      18.88                         -
      4/25/2016                      17.82                         -
      5/25/2016                      18.58                         -
      6/25/2016                      18.16                         -
      7/25/2016                      18.94                         -
      8/25/2016                      18.51                         -
      9/25/2016                      18.70                         -
     10/25/2016                      19.51                         -
     11/25/2016                      19.08                         -
     12/25/2016                      19.91                         -
      1/25/2017                      19.43                         -
      2/25/2017                      19.60                         -
      3/25/2017                      21.92                         -
      4/25/2017                      20.09                         -
      5/25/2017                      21.07                         -
      6/25/2017                      20.72                         -
      7/25/2017                      21.77                         -
      8/25/2017                      21.43                         -
      9/25/2017                      21.82                         -

(1) Cash available to pay current and prior interest divided by the current bond balance

(2) Run assuming 100% PPC for fixed collateral and 25% CPR for floating rate collateral, no losses and a 1 month and 6 month Libor rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
         SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2) (CONT.)


        DATE                   CLASS A-2 CAP (%)             CLASS B-1 CAP (%)
------------------------ ---------------------------- --------------------------
                                   ACTUAL/360                   ACTUAL/360
     10/25/2017                      22.98                         -
     11/25/2017                      22.68                         -
     12/25/2017                      23.92                         -
      1/25/2018                      23.66                         -
      2/25/2018                      24.20                         -
      3/25/2018                      27.45                         -
      4/25/2018                      25.42                         -
      5/25/2018                      26.98                         -
      6/25/2018                      26.85                         -
      7/25/2018                      28.58                         -
      8/25/2018                      28.54                         -
      9/25/2018                      29.51                         -
     10/25/2018                      31.59                         -
     11/25/2018                      31.75                         -
     12/25/2018                      34.16                         -
      1/25/2019                      34.52                         -
      2/25/2019                      36.16                         -
      3/25/2019                      42.09                         -
      4/25/2019                      40.13                         -
      5/25/2019                      43.99                         -
      6/25/2019                      45.41                         -
      7/25/2019                      50.37                         -
      8/25/2019                      52.72                         -
      9/25/2019                      57.55                         -
     10/25/2019                      65.66                         -
     11/25/2019                      71.15                         -
     12/25/2019                      83.84                         -
      1/25/2020                      94.82                         -
      2/25/2020                     114.71                         -
      3/25/2020                     156.35                         -
      4/25/2020                     203.93                         -
      5/25/2020                     354.47                         -
      6/25/2020                   2,751.70                         -
      7/25/2020                       -                            -

(1) Cash available to pay current and prior interest divided by the current bond balance

(2) Run assuming 100% PPC for fixed collateral and 25% CPR for floating rate collateral, no losses and a 1 month and 6 month Libor rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                                                  MORGAN STANLEY

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC2

ALL RECORDS
================================================================================


--------------------------------------------------------------------------------
Summary Statistics
--------------------------------------------------------------------------------
Number of Mortgage Loans: 3,905
Aggregate Principal Balance: 586,606,720
Weighted Average Current Mortgage Rate: 8.714
Weighted Average Margin: 6.630
Weighted Average Maximum Rate: 15.805
Weighted Average Original Term: 356
Weighted Average Stated Remaining Term: 355
Weighted Average Original LTV: 77.63
% First Liens: 100.00
% Owner Occupied: 92.78
% Purchase: 13.45
% Full Doc: 54.30
Weighted Average Credit Score: 597
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                    % of
                                                Mortgage
                                                 Pool by
                                    Aggregate  Aggregate    Weighted
                           Number     Cut-off    Cut-off     Average    Weighted   Weighted
                               of        Date       Date       Gross     Average    Average
                         Mortgage   Principal  Principal    Interest   Remaining   Original
Product Types               Loans Balance ($)    Balance    Rate (%)        Term    LTV (%)
-------------------------------------------------------------------------------------------

Fixed - 10 Year              11       528,532       0.09      9.394       119         58.51
Fixed - 15 Year             118     8,929,377       1.52      8.931       179         70.96
Fixed - 20 Year              57     3,976,607       0.68      8.974       239         72.88
Fixed - 25 Year               6       306,025       0.05      8.808       299         73.52
Fixed - 30 Year             886   122,867,671      20.95      8.336       359         73.24
ARM - 2 Year/6 Month      2,693   428,781,326      73.10      8.825       359         79.15
ARM - 3 Year/6 Month        134    21,217,181       3.62      8.506       358         76.64
--------------------------------------------------------------------------------------------
Total:                    3,905   586,606,720     100.00      8.714       355         77.63
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

================================================================================

                                                                  MORGAN STANLEY

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC2

ALL RECORDS
================================================================================


--------------------------------------------------------------------------------------------
                                                    % of
                                                Mortgage
                                                 Pool by
                                    Aggregate  Aggregate    Weighted
                           Number     Cut-off    Cut-off     Average    Weighted   Weighted
                               of        Date       Date       Gross     Average    Average
Range of Gross           Mortgage   Principal  Principal    Interest   Remaining   Original
Interest Rates (%)          Loans Balance ($)    Balance    Rate (%)        Term    LTV (%)
--------------------------------------------------------------------------------------------
5.000 - 5.999                1        124,676       0.02      5.990       359        79.99
6.000 - 6.999              174     35,934,767       6.13      6.871       358        71.17
7.000 - 7.999              778    145,952,258      24.88      7.679       356        74.80
8.000 - 8.999            1,319    208,141,921      35.48      8.625       355        79.20
9.000 - 9.999            1,056    137,676,134      23.47      9.544       355        79.87
10.000 - 10.999            409     42,925,645       7.32     10.469       352        79.34
11.000 - 11.999            131     12,954,358       2.21     11.474       356        74.62
12.000 - 12.999             31      2,349,348       0.40     12.367       348        69.41
13.000 - 13.999              5        502,231       0.09     13.165       327        70.05
14.000 - 14.999              1         45,380       0.01     14.200       359        70.00
--------------------------------------------------------------------------------------------
Total:                   3,905    586,606,720     100.00      8.714       355        77.63
--------------------------------------------------------------------------------------------
Minimum:  5.990
Maximum:  14.200
Weighted Average: 8.714
--------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

================================================================================

                                                                  MORGAN STANLEY

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC2

ALL RECORDS
================================================================================

-----------------------------------------------------------------------------------------------------
                                                             % of
                                                         Mortgage
                                                          Pool by
                                             Aggregate  Aggregate    Weighted
                                 Number        Cut-off    Cut-off     Average   Weighted  Weighted
                                     of           Date       Date       Gross    Average   Average
Range of Cut-off Date          Mortgage      Principal  Principal    Interest  Remaining  Original
Principal Balances ($)            Loans    Balance ($)    Balance    Rate (%)       Term   LTV (%)
-----------------------------------------------------------------------------------------------------
25,001 - 50,000                  308        13,034,039     2.22      9.684        322      68.42
50,001 - 75,000                  632        40,036,871     6.83      9.328        343      74.14
75,001 - 100,000                 582        50,704,978     8.64      9.119        353      76.05
100,001 - 125,000                491        55,367,578     9.44      8.932        353      78.30
125,001 - 150,000                399        54,785,765     9.34      8.779        356      77.13
150,001 - 175,000                329        53,317,042     9.09      8.696        356      78.94
175,001 - 200,000                306        57,268,449     9.76      8.674        358      77.70
200,001 - 225,000                165        35,006,269     5.97      8.593        357      78.57
225,001 - 250,000                127        30,050,743     5.12      8.574        358      80.32
250,001 - 275,000                109        28,657,618     4.89      8.653        357      79.61
275,001 - 300,000                100        28,866,316     4.92      8.578        359      79.97
300,001 - 325,000                 81        25,343,463     4.32      8.341        357      80.96
325,001 - 350,000                 54        18,241,403     3.11      8.378        359      79.67
350,001 - 375,000                 40        14,476,180     2.47      8.361        359      79.08
375,001 - 400,000                 49        19,073,320     3.25      8.506        359      77.44
400,001 - 425,000                 24         9,911,165     1.69      8.110        359      79.75
425,001 - 450,000                 33        14,550,335     2.48      8.500        359      77.38
450,001 - 475,000                 24        11,139,653     1.90      8.649        359      78.31
475,001 - 500,000                 33        16,242,260     2.77      7.995        359      71.78
500,001 - 525,000                  5         2,607,922     0.44      7.884        359      66.02
525,001 - 550,000                  6         3,212,101     0.55      7.728        359      79.97
550,001 - 575,000                  3         1,685,357     0.29      7.663        359      73.65
575,001 - 600,000                  4         2,398,386     0.41      7.998        359      73.70
600,001 >=                         1           629,508     0.11      7.240        359      60.29
-----------------------------------------------------------------------------------------------------
Total:                         3,905       586,606,720   100.00      8.714        355      77.63
-----------------------------------------------------------------------------------------------------
Minimum:  32,282
Maximum:  629,508
Average:  150,219
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

================================================================================

                                                                  MORGAN STANLEY

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC2

ALL RECORDS
================================================================================


-----------------------------------------------------------------------------------------------------
                                                             % of
                                                         Mortgage
                                                          Pool by
                                             Aggregate  Aggregate    Weighted
                                 Number        Cut-off    Cut-off     Average   Weighted    Weighted
                                     of           Date       Date       Gross    Average     Average
                               Mortgage      Principal  Principal    Interest  Remaining    Original
Range of Original Terms           Loans     Balance ($)   Balance    Rate (%)       Term     LTV (%)
-----------------------------------------------------------------------------------------------------

120                               11           528,532     0.09       9.394       119       58.51
180                              119         9,091,411     1.55       8.910       179       70.34
240                               57         3,976,607     0.68       8.974       239       72.88
300                                6           306,025     0.05       8.808       299       73.52
360                            3,712       572,704,144    97.63       8.709       359       77.80
-----------------------------------------------------------------------------------------------------
Total:                         3,905       586,606,720   100.00       8.714       355       77.63
-----------------------------------------------------------------------------------------------------
Minimum:  120
Maximum:  360
Weighted Average:  356
-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                                                             % of
                                                         Mortgage
                                                          Pool by
                                             Aggregate  Aggregate    Weighted
                                 Number        Cut-off    Cut-off     Average   Weighted    Weighted
                                     of           Date       Date       Gross    Average     Average
                               Mortgage      Principal  Principal    Interest  Remaining    Original
Range of Remaining Terms          Loans     Balance($)    Balance    Rate (%)       Term     LTV (%)
-----------------------------------------------------------------------------------------------------
109 - 120                         11           528,532     0.09       9.394       119       58.51
169 - 180                        119         9,091,411     1.55       8.910       179       70.34
229 - 240                         57         3,976,607     0.68       8.974       239       72.88
289 - 300                          6           306,025     0.05       8.808       299       73.52
349 - 360                      3,712       572,704,144    97.63       8.709       359       77.80
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Total:                         3,905       586,606,720   100.00       8.714       355       77.63
-----------------------------------------------------------------------------------------------------
Minimum:  118
Maximum:  360
Weighted Average:  355
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

================================================================================

                                                                  MORGAN STANLEY

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC2

ALL RECORDS
================================================================================

-----------------------------------------------------------------------------------------------------
                                                             % of
                                                         Mortgage
                                                          Pool by
                                             Aggregate  Aggregate    Weighted
                                 Number        Cut-off    Cut-off     Average   Weighted    Weighted
                                     of           Date       Date       Gross    Average     Average
                               Mortgage      Principal  Principal    Interest  Remaining    Original
Range of Original LTV Ratios      Loans    Balance ($)    Balance    Rate (%)       Term     LTV (%)
-----------------------------------------------------------------------------------------------------
<= 30.00                          29         2,604,608     0.44       8.401       337       25.80
30.01 - 40.00                     50         4,877,012     0.83       8.471       346       35.49
40.01 - 50.00                    113        12,667,798     2.16       8.415       348       46.49
50.01 - 60.00                    221        27,843,053     4.75       8.295       350       55.85
60.01 - 70.00                    510        76,004,754    12.96       8.609       353       66.73
70.01 - 80.00                  1,574       235,316,366    40.11       8.604       355       77.88
80.01 - 90.00                  1,382       222,336,696    37.90       8.949       357       86.75
90.01 - 100.00                    26         4,956,433     0.84       8.553       359       94.76
-----------------------------------------------------------------------------------------------------
Total:                         3,905       586,606,720   100.00       8.714       355       77.63
-----------------------------------------------------------------------------------------------------
Minimum:  13.73
Maximum:  95.00
Weighted Average:  77.63
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

================================================================================

                                                                  MORGAN STANLEY

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC2

ALL RECORDS
================================================================================

-----------------------------------------------------------------------------------------------------
                                                             % of
                                                         Mortgage
                                                          Pool by
                                             Aggregate  Aggregate    Weighted
                                 Number        Cut-off    Cut-off     Average   Weighted    Weighted
                                     of           Date       Date       Gross    Average     Average
                               Mortgage      Principal  Principal    Interest  Remaining    Original
Range of Gross Margins (%)        Loans    Balance ($)    Balance    Rate (%)       Term     LTV (%)
-----------------------------------------------------------------------------------------------------
Fixed Rate Loans               1,078       136,608,213     23.29      8.398      343        73.02
<=5.000                           10         1,528,900      0.26      7.722      359        80.80
5.001 - 5.500                      5         1,127,554      0.19      8.794      359        88.47
5.501 - 6.000                      4           710,181      0.12      8.097      358        73.75
6.001 - 6.500                  1,377       234,339,225     39.95      8.493      359        80.39
6.501 - 7.000                    843       131,482,995     22.41      8.921      359        79.24
7.001 - 7.500                    585        80,592,691     13.74      9.575      359        74.63
7.501 - 8.000                      2           130,748      0.02     10.644      359        79.09
8.001 - 8.500                      1            86,215      0.01     10.400      359        75.00
-----------------------------------------------------------------------------------------------------
Total:                         3,905       586,606,720    100.00      8.714      355        77.63
-----------------------------------------------------------------------------------------------------
Non-Zero Minimum:  1.100
Maximum:  8.150
Non-Zero Weighted Average:  6.630

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

================================================================================

                                                                  MORGAN STANLEY

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC2

ALL RECORDS
================================================================================


-----------------------------------------------------------------------------------------------------
                                                             % of
                                                         Mortgage
                                                          Pool by
                                             Aggregate  Aggregate    Weighted
                                 Number        Cut-off    Cut-off     Average   Weighted    Weighted
                                     of           Date       Date       Gross    Average     Average
Range of Minimum Mortgage      Mortgage      Principal  Principal    Interest  Remaining    Original
Rates (%)                         Loans    Balance ($)    Balance    Rate (%)       Term     LTV (%)
-----------------------------------------------------------------------------------------------------
Fixed Rate Loans               1,078       136,608,213     23.29     8.398       343        73.02
5.501 - 6.000                      1           124,676      0.02     5.990       359        79.99
6.001 - 6.500                     11         2,224,237      0.38     6.491       359        69.06
6.501 - 7.000                     86        15,619,111      2.66     6.955       359        72.84
7.001 - 7.500                    190        38,772,026      6.61     7.414       359        73.44
7.501 - 8.000                    321        63,800,781     10.88     7.905       358        78.84
8.001 - 8.500                    439        77,906,701     13.28     8.393       359        79.62
8.501 - 9.000                    601        98,010,267     16.71     8.878       359        80.76
9.001 - 9.500                    398        56,330,776      9.60     9.348       359        81.30
9.501 - 10.000                   396        54,752,032      9.33     9.836       359        80.29
10.001 - 10.500                  167        19,462,780      3.32    10.336       359        79.58
10.501 - 11.000                  111        12,252,810      2.09    10.835       359        79.76
11.001 - 11.500                   48         5,110,311      0.87    11.312       359        73.34
11.501 - 12.000                   35         3,752,828      0.64    11.874       359        70.78
12.001 - 12.500                   17         1,310,736      0.22    12.329       359        63.36
12.501 - 13.000                    4           247,539      0.04    12.702       359        68.51
13.001 - 13.500                    2           320,894      0.05    13.175       358        74.98
-----------------------------------------------------------------------------------------------------
Total:                         3,905       586,606,720    100.00     8.714       355        77.63
-----------------------------------------------------------------------------------------------------
Non-Zero Minimum:  5.990
Maximum:  13.250
Non-Zero Weighted Average:  8.810
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

================================================================================

                                                                  MORGAN STANLEY

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC2

ALL RECORDS
================================================================================


-----------------------------------------------------------------------------------------------------
                                                             % of
                                                         Mortgage
                                                          Pool by
                                             Aggregate  Aggregate    Weighted
                                 Number        Cut-off    Cut-off     Average   Weighted    Weighted
                                     of           Date       Date       Gross    Average     Average
Range of Maximum Loan          Mortgage      Principal  Principal    Interest  Remaining    Original
Rates (%)                         Loans    Balance ($)    Balance    Rate (%)       Term     LTV (%)
-----------------------------------------------------------------------------------------------------
Fixed Rate Loans               1,078       136,608,213     23.29     8.398       343       73.02
<=13.000                           2           224,593      0.04     6.435       359       71.37
13.001 - 13.500                   11         2,224,237      0.38     6.491       359       69.06
13.501 - 14.000                   87        15,789,572      2.69     6.973       359       73.12
14.001 - 14.500                  191        39,103,621      6.67     7.423       359       73.50
14.501 - 15.000                  321        63,890,597     10.89     7.910       358       78.84
15.001 - 15.500                  441        77,862,456     13.27     8.396       359       79.58
15.501 - 16.000                  603        98,267,037     16.75     8.884       359       80.74
16.001 - 16.500                  395        56,043,426      9.55     9.348       359       81.36
16.501 - 17.000                  393        54,202,959      9.24     9.837       359       80.32
17.001 - 17.500                  167        19,462,780      3.32    10.336       359       79.58
17.501 - 18.000                  111        12,268,144      2.09    10.841       359       79.70
18.001 - 18.500                   48         5,110,311      0.87    11.312       359       73.34
18.501 - 19.000                   34         3,669,603      0.63    11.874       359       70.69
19.001 - 19.500                   17         1,310,736      0.22    12.329       359       63.36
19.501 - 20.000                    4           247,539      0.04    12.702       359       68.51
20.001 - 20.500                    2           320,894      0.05    13.175       358       74.98
-----------------------------------------------------------------------------------------------------
Total:                         3,905       586,606,720    100.00     8.714       355       77.63
-----------------------------------------------------------------------------------------------------
Non-Zero Minimum:  12,990
Maximum:  20.250
Non-Zero Weighted Average:  15.805
-----------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

================================================================================

                                                                  MORGAN STANLEY

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC2

ALL RECORDS
================================================================================


-----------------------------------------------------------------------------------------------------
                                                             % of
                                                         Mortgage
                                                          Pool by
                                             Aggregate  Aggregate    Weighted
                                 Number        Cut-off    Cut-off     Average   Weighted    Weighted
                                     of           Date       Date       Gross    Average     Average
                               Mortgage      Principal  Principal    Interest  Remaining    Original
Initial Periodic Cap (%)          Loans    Balance ($)    Balance    Rate (%)       Term     LTV (%)
-----------------------------------------------------------------------------------------------------
Fixed Rate Loans               1,078       136,608,213    23.29       8.398       343      73.02
1.000                             16         2,265,344     0.39       9.124       359      75.78
1.500                          2,085       446,736,394    76.16       8.811       359      79.09
2.000                              5           942,043     0.16       7.664       359      58.48
3.000                              1            54,726     0.01      10.000       359      75.00
-----------------------------------------------------------------------------------------------------
Total:                         3,905       586,606,720   100.00       8.714       355      77.63
-----------------------------------------------------------------------------------------------------
Minimum:  1.000
Maximum:  3.000
Weighted Average:  1.499
-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                                                             % of
                                                         Mortgage
                                                          Pool by
                                             Aggregate  Aggregate    Weighted
                                 Number        Cut-off    Cut-off     Average   Weighted    Weighted
                                     of           Date       Date       Gross    Average     Average
                               Mortgage      Principal  Principal    Interest  Remaining    Original
Subsequent Periodic Cap (%)       Loans    Balance ($)    Balance    Rate (%)       Term     LTV (%)
-----------------------------------------------------------------------------------------------------
Fixed Rate Loans               1,078       136,608,213    23.29       8.398       343      73.02
1.000                             19         2,814,935     0.48       9.012       359      77.46
1.500                          2,808       447,183,572    76.23       8.809       359      79.04
-----------------------------------------------------------------------------------------------------
Total:                         3,905       586,606,720   100.00       8.714       355      77.63
-----------------------------------------------------------------------------------------------------
Minimum:  1.000
Maximum:  1.500
Weighted Average:  1.497
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

================================================================================

                                                                  MORGAN STANLEY

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC2

ALL RECORDS
================================================================================


-----------------------------------------------------------------------------------------------------
                                                             % of
                                                         Mortgage
                                                          Pool by
                                             Aggregate  Aggregate    Weighted
                                 Number        Cut-off    Cut-off     Average   Weighted    Weighted
                                     of           Date       Date       Gross    Average     Average
                               Mortgage      Principal  Principal    Interest  Remaining    Original
Next Rate Adjustment Dates        Loans    Balance ($)    Balance    Rate (%)       Term     LTV (%)
-----------------------------------------------------------------------------------------------------
December 2003                      1            41,607     0.01      8.990       356        70.00
February 2004                    291        48,990,108     8.35      8.824       358        78.83
March 2004                     2,399       379,513,111    64.70      8.826       359        79.20
April 2004                         2           236,500     0.04      8.296       360        71.39
February 2005                     12         1,799,514     0.31      8.476       342        74.94
March 2005                       122        19,417,667     3.31      8.509       359        76.80
Fixed Rate                     1,078       136,608,213    23.29      8.398       343        73.02
-----------------------------------------------------------------------------------------------------
Total:                         3,905       586,606,720   100.00      8.714       355        77.63
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

================================================================================

                                                                  MORGAN STANLEY

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC2

ALL RECORDS
================================================================================


-----------------------------------------------------------------------------------------------------
                                                             % of
                                                         Mortgage
                                                          Pool by
                                             Aggregate  Aggregate    Weighted
                                 Number        Cut-off    Cut-off     Average   Weighted    Weighted
                                     of           Date       Date       Gross    Average     Average
Geographic Distribution of     Mortgage      Principal  Principal    Interest  Remaining    Original
Mortgaged Properties              Loans    Balance ($)    Balance    Rate (%)       Term     LTV (%)
-----------------------------------------------------------------------------------------------------
California                     1,191       254,671,677     43.41     8.303       358         76.99
Illinois                         207        33,228,509      5.66     8.946       356         77.39
Michigan                         328        32,313,920      5.51     9.323       357         77.43
Florida                          280        30,881,029      5.26     9.006       350         79.02
Texas                            289        25,310,801      4.31     9.517       332         76.77
Massachusetts                    102        20,468,896      3.49     8.665       356         72.92
Colorado                         123        19,472,870      3.32     8.671       358         80.05
Ohio                             153        13,014,347      2.22     8.865       353         79.02
Georgia                          103        12,552,387      2.14     9.414       353         79.82
New Jersey                        63        12,009,179      2.05     8.929       358         76.16
Washington                        63        11,179,084      1.91     8.634       356         79.28
Minnesota                         78        10,572,483      1.80     8.760       356         79.47
Connecticut                       52         9,032,858      1.54     8.605       356         75.76
Nevada                            52         8,323,758      1.42     8.960       355         82.45
Arizona                           64         8,020,157      1.37     8.863       358         80.78
Other                            757        85,554,763     14.58     9.121       353         78.71
-----------------------------------------------------------------------------------------------------
Total:                         3,905       586,606,720    100.00     8.714       355         77.63
-----------------------------------------------------------------------------------------------------
Number of States/District of Columbia Represented:  47
-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                                                             % of
                                                         Mortgage
                                                          Pool by
                                             Aggregate  Aggregate    Weighted
                                 Number        Cut-off    Cut-off     Average   Weighted    Weighted
                                     of           Date       Date       Gross    Average     Average
                               Mortgage      Principal  Principal    Interest  Remaining    Original
Occupancy                         Loans    Balance ($)    Balance    Rate (%)       Term     LTV (%)
-----------------------------------------------------------------------------------------------------
Primary                        3,581       544,246,255    92.78       8.707      355        77.97
Investment                       318        40,978,584     6.99       8.822      357        73.33
Second Home                        6         1,381,880     0.24       8.217      359        73.53
-----------------------------------------------------------------------------------------------------
Total:                         3,905       586,606,720   100.00       8.714      355        77.63
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

================================================================================

                                                                  MORGAN STANLEY

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC2

ALL RECORDS
================================================================================


-----------------------------------------------------------------------------------------------------
                                                             % of
                                                         Mortgage
                                                          Pool by
                                             Aggregate  Aggregate    Weighted
                                 Number        Cut-off    Cut-off     Average   Weighted    Weighted
                                     of           Date       Date       Gross    Average     Average
                               Mortgage      Principal  Principal    Interest  Remaining    Original
Property Type                     Loans    Balance ($)    Balance    Rate (%)       Term     LTV (%)
-----------------------------------------------------------------------------------------------------
Single Family Residence        3,149       458,187,457     78.11     8.737       355        77.41
PUD                              295        58,335,589      9.94     8.634       356        80.63
2-4 Family                       249        44,906,742      7.66     8.628       356        76.02
Condo                            160        21,088,634      3.60     8.572       357        78.30
Manufactured Housing              52         4,088,297      0.70     8.952       337        73.74
-----------------------------------------------------------------------------------------------------
Total:                         3,905       586,606,720    100.00     8.714       355        77.63
-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                                                             % of
                                                         Mortgage
                                                          Pool by
                                             Aggregate  Aggregate    Weighted
                                 Number        Cut-off    Cut-off     Average   Weighted    Weighted
                                     of           Date       Date       Gross    Average     Average
                               Mortgage      Principal  Principal    Interest  Remaining    Original
Loan Purpose                      Loans    Balance ($)    Balance    Rate (%)       Term     LTV (%)
-----------------------------------------------------------------------------------------------------
Refinance - Cashout            2,726       410,814,422     70.03     8.678       355       76.46
Refinance - Rate Term            676        96,877,103     16.51     8.681       355       78.35
Purchase                         503        78,915,195     13.45     8.944       358       82.88
-----------------------------------------------------------------------------------------------------
Total:                         3,905       586,606,720    100.00     8.714       355       77.63
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

================================================================================

                                                                  MORGAN STANLEY

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC2

ALL RECORDS
================================================================================


-----------------------------------------------------------------------------------------------------
                                                             % of
                                                         Mortgage
                                                          Pool by
                                             Aggregate  Aggregate    Weighted
                                 Number        Cut-off    Cut-off     Average   Weighted    Weighted
                                     of           Date       Date       Gross    Average     Average
                               Mortgage      Principal  Principal    Interest  Remaining    Original
Documentation Level               Loans    Balance ($)    Balance    Rate (%)       Term     LTV (%)
-----------------------------------------------------------------------------------------------------
Full                           2,403       318,502,783    54.30       8.663       354       78.01
Stated                         1,291       225,016,078    38.36       8.824       356       77.04
Limited                          211        43,087,859     7.35       8.522       355       77.92
-----------------------------------------------------------------------------------------------------
Total:                         3,905       586,606,720   100.00       8.714       355       77.63
-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                                                             % of
                                                         Mortgage
                                                          Pool by
                                             Aggregate  Aggregate    Weighted
                                 Number        Cut-off    Cut-off     Average   Weighted    Weighted
                                     of           Date       Date       Gross    Average     Average
                               Mortgage      Principal  Principal    Interest  Remaining    Original
Credit Score                      Loans    Balance ($)    Balance    Rate (%)       Term     LTV (%)
-----------------------------------------------------------------------------------------------------
476 - 500                        15          2,501,999      0.43       9.024      359        75.61
501 - 525                       532         67,047,564     11.43       9.420      356        75.83
526 - 550                       695         94,760,993     16.15       9.225      356        75.77
551 - 575                       581         79,541,211     13.56       9.029      353        77.12
576 - 600                       502         75,407,039     12.85       8.882      355        79.35
601 - 625                       510         82,906,356     14.13       8.550      356        79.03
626 - 650                       436         67,633,671     11.53       8.339      353        79.30
651 - 675                       291         52,339,197      8.92       8.071      356        78.10
676 - 700                       160         28,770,222      4.90       7.998      354        78.83
701 - 725                        92         18,654,892      3.18       7.709      356        78.55
726 - 750                        44          8,001,286      1.36       7.400      349        73.67
751 - 775                        28          5,166,011      0.88       7.458      359        68.55
776 - 800                        16          3,615,841      0.62       7.274      359        74.07
Above 800                         3            260,437      0.04       8.524      359        77.11
-----------------------------------------------------------------------------------------------------
Total                         3,905        586,606,720    100.00       8.714      355        77.63
-----------------------------------------------------------------------------------------------------
Minimum:  500
Maximum:  810
Weighted Average: 597
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

================================================================================

                                                                  MORGAN STANLEY

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC2

GROUP II
================================================================================

--------------------------------------------------------------------------------
Summary Statistics
--------------------------------------------------------------------------------
Number of Mortgage Loans: 1,352
Aggregate Principal Balance: 240,657,859
Weighted Average Current Mortgage Rate: 8.424
Weighted Average Margin: 6.556
Weighted Average Maximum Rate: 15.454
Weighted Average Original Term: 351
Weighted Average Stated Remaining Term: 350
Weighted Average Original LTV: 75.83
% First Liens: 100.00
% Owner Occupied: 92.73
%Purchase: 11.93
% Full Doe: 52.99
Weighted Average Credit Score: 617
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                                                             % of
                                                         Mortgage
                                                          Pool by
                                             Aggregate  Aggregate    Weighted
                                 Number        Cut-off    Cut-off     Average   Weighted    Weighted
                                     of           Date       Date       Gross    Average     Average
                               Mortgage      Principal  Principal    Interest  Remaining    Original
Product Types                     Loans    Balance ($)    Balance    Rate (%)       Term     LTV (%)
-----------------------------------------------------------------------------------------------------
Fixed - 10 Year                      11        528,532       0.22     9.394       119        58.51
Fixed - 15 Year                     118      8,929,377       3.71     8.931       179        70.96
Fixed - 20 Year                      57      3,976,607       1.65     8.974       239        72.88
Fixed - 25 Year                       6        306,025       0.13     8.808       299        73.52
Fixed - 3O Year                     886    122,867,671      51.05     8.336       359        73.24
ARM - 2 Year/6 Month                264     99,843,573      41.49     8.478       359        79.75
ARM - 3 Year/6 Month                 10      4,206,073       1.75     7.962       359        73.71
-----------------------------------------------------------------------------------------------------
Total:                            1,352    240,657,859     100.00     8.424       350        75.83
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

================================================================================

                                                                  MORGAN STANLEY

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC2

GROUP II
================================================================================


--------------------------------------------------------------------------------------------------------
                                                                % of
                                                            Mortgage
                                                             Pool by
                                               Aggregate   Aggregate   Weighted
                                   Number        Cut-off     Cut-off    Average   Weighted     Weighted
                                       of           Date        Date      Gross    Average      Average
Range of Gross Interest          Mortgage      Principal   Principal   Interest  Remaining     Original
Rates (%)                           Loans    Balance ($)     Balance   Rate (%)       Term      LTV (%)
--------------------------------------------------------------------------------------------------------
6.000 - 6.999                       100     24,425,280       10.15        6.851      357        70.76
7.000 - 7.999                       374     82,198,692       34.16        7.673      353        73.66
8.000 - 8.999                       407     75,281,663       31.28        8.595      348        77.72
9.000 - 9.999                       292     41,905,511       17.41        9.551      346        78.25
10.000 - 10.999                     127     12,776,195        5.31       10.480      337        79.92
11.000 - 11.999                      40      3,236,576        1.34       11.583      348        77.05
12.000 - 12.999                       9        651,214        0.27       12.464      320        79.41
13.000 - 13.999                       2        137,347        0.06       13.195      243        65.29
14.000 - 14.999                       1         45,380        0.02       14.200      359        70.00
--------------------------------------------------------------------------------------------------------
Total:                            1,352    240,657,859      100.00        8.424      350        75.83
--------------------------------------------------------------------------------------------------------
Minimum: 6.490
Maximum: 14.200
Weighted Average: 8.424
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

================================================================================

                                                                  MORGAN STANLEY

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC2

GROUP II
================================================================================


-----------------------------------------------------------------------------------------------------
                                                             % of
                                                         Mortgage
                                                          Pool by
                                             Aggregate  Aggregate    Weighted
                                 Number        Cut-off    Cut-off     Average   Weighted    Weighted
                                     of           Date       Date       Gross    Average     Average
Range of Cut-off Date          Mortgage      Principal  Principal    Interest  Remaining    Original
Principal Balances ($)            Loans     Balance($)    Balance    Rate (%)       Term     LTV (%)
-----------------------------------------------------------------------------------------------------
25,001 - 50,000                  165        6,987,834     2.90       9.640       289        65.36
50,001 - 75,000                  247       15,486,229     6.43       9.198       317        71.43
75,001 - 100,000                 157       13,638,895     5.67       8.949       336        73.71
100,001 - 125,000                126       14,088,594     5.85       8.586       337        76.06
125,001 - 150,000                 92       12,710,211     5.28       8.222       348        72.62
150,001 - 175,000                 78       12,738,153     5.29       8.383       351        76.39
175,001 - 200,000                 59       11,126,883     4.62       8.207       356        74.47
200,001 - 225,000                 29        6,105,001     2.54       8.380       351        74.06
225,001 - 250,000                 20        4,739,560     1.97       8.236       350        79.16
250,001 - 275,000                 29        7,600,476     3.16       8.023       353        73.85
275,001 - 300,000                 17        4,961,735     2.06       8.087       359        74.49
300,001 - 325,000                 75       23,495,005     9.76       8.348       356        80.95
325,001 - 350,000                 50       16,891,893     7.02       8.354       359        79.98
350,001 - 375,000                 36       13,030,520     5.41       8.250       359        78.70
375,001 - 400,000                 46       17,909,731     7.44       8.501       359        76.84
400,001 - 425,000                 22        9,075,046     3.77       7.948       359        79.73
425,001 - 450,000                 32       14,110,510     5.86       8.437       359        77.29
450,001 - 475,000                 22       10,219,034     4,25       8.709       359        78.16
475,001 - 500,000                 32       15,762,923     6.55       7.987       359        71.63
500,001 - 525,000                  5        2,607,922     1.08       7.884       359        66.02
525,001 - 550,000                  6        3,212,101     1.33       7.728       359        79.97
550,001 - 575,000                  2        1,131,710     0.47       7.376       358        74.71
575,001 - 600,000                  4        2,398,386     1.00       7.998       359        73.70
600,001 >=                         1          629,508     0.26       7.240       359        60.29
--------------------------------------------------------------------------------------------------------
Total:                         1,352      240,657,859   100.00       8.424       350        75.83
--------------------------------------------------------------------------------------------------------
Minimum:  32,282
Maximum:  629,508
Average:  178,001
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

================================================================================

                                                                  MORGAN STANLEY

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC2

GROUP II
================================================================================


-----------------------------------------------------------------------------------------------------
                                                             % of
                                                         Mortgage
                                                          Pool by
                                             Aggregate  Aggregate    Weighted
                                 Number        Cut-off    Cut-off     Average   Weighted    Weighted
                                     of           Date       Date       Gross    Average     Average
                               Mortgage      Principal  Principal    Interest  Remaining    Original
Range of Original Terms           Loans    Balance ($)    Balance    Rate (%)       Term     LTV (%)
-----------------------------------------------------------------------------------------------------
120                               11           528,532     0.22       9.394       119       58.51
180                              118         8,929,377     3.71       8.931       179       70.96
240                               57         3,976,607     1.65       8.974       239       72.88
300                                6           306,025     0.13       8.808       299       73.52
360                            1,160       226,917,318    94.29       8.392       359       76.11
-----------------------------------------------------------------------------------------------------
Total:                         1,352       240,657,859   100.00       8.424       350       75.83
-----------------------------------------------------------------------------------------------------
Minimum:  120
Maximum:  360
Weighted Average:  351
-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                                                             % of
                                                         Mortgage
                                                          Pool by
                                             Aggregate  Aggregate    Weighted
                                 Number        Cut-off    Cut-off     Average   Weighted    Weighted
                                     of           Date       Date       Gross    Average     Average
                               Mortgage      Principal  Principal    Interest  Remaining    Original
Range of Remaining Terms          Loans    Balance ($)    Balance    Rate (%)       Term     LTV (%)
-----------------------------------------------------------------------------------------------------
109-120                           11           528,532     0.22       9.394       119       58.51
169-180                          118         8,929,377     3.71       8.931       179       70.96
229-240                           57         3,976,607     1.65       8.974       239       72.88
289-300                            6           306,025     0.13       8.808       299       73.52
349-360                        1,160       226,917,318    94.29       8.392       359       76.11
-----------------------------------------------------------------------------------------------------
Total:                         1,352       240,657,859   100.00       8.424       350       75.83
-----------------------------------------------------------------------------------------------------
Minimum:  118
Maximum:  359
Weighted Average:  350
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

================================================================================

                                                                  MORGAN STANLEY

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC2

GROUP II
================================================================================


-----------------------------------------------------------------------------------------------------
                                                             % of
                                                         Mortgage
                                                          Pool by
                                             Aggregate  Aggregate    Weighted
                                Number         Cut-off    Cut-off     Average   Weighted    Weighted
                                    of            Date       Date       Gross    Average     Average
Range of Original LTV         Mortgage       Principal  Principal    Interest  Remaining    Original
Ratios                           Loans     Balance ($)    Balance    Rate (%)       Term     LTV (%)
-----------------------------------------------------------------------------------------------------
<= 30.00                          19       1,580,144        0.66       8.244       323       25.99
30.01 - 40.00                     23       2,356,177        0.98       8.301       344       35.57
40.01 - 50.00                     61       7,475,699        3.11       8.005       340       46.54
50.01 - 60.00                    114      15,536,949        6.46       8.011       343       55.62
60.01 - 70.00                    209      36,909,962       15.34       8.327       347       65.98
70.01 - 80.00                    551      99,713,506       41.43       8.267       350       77.76
80.01 - 90.00                    352      72,613,300       30.17       8.820       353       86.72
90.01 - 100.00                    23       4,472,123        1.86       8.547       359       94.93
-----------------------------------------------------------------------------------------------------
Total:                         1,352     240,657,859      100.00       8.424       350       75.83
-----------------------------------------------------------------------------------------------------
Minimum:  13.73
Maximum:  95.00
Weighted Average:  75.83
-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                                                             % of
                                                         Mortgage
                                                          Pool by
                                             Aggregate  Aggregate    Weighted
                                Number         Cut-off    Cut-off     Average   Weighted    Weighted
                                    of            Date       Date       Gross    Average     Average
                              Mortgage       Principal  Principal    Interest  Remaining    Original
Range of Gross Margin (%)        Loans     Balance ($)    Balance    Rate (%)       Term     LTV (%)
-----------------------------------------------------------------------------------------------------
Fixed Rate Loans               1,078     136,608,213       56.76       8.398       343       73.02
<=5.000                            1         309,777        0.13       7.650       359       93.94
5.001 - 5.500                      1         449,713        0.19       8.250       359       90.00
6.001 - 6.500                    167      63,922,986       26.56       8.264       359       80.11
6.501 - 7.000                     73      27,605,367       11.47       8.651       359       79.59
7.001 - 7.500                     32      11,761,805        4.89       9.082       359       75.25
-----------------------------------------------------------------------------------------------------
Total:                         1,352     240,657,859      100.00       8.424       350       75.83
-----------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.650
Maximum: 7.400
Non-Zero Weighted Average: 6.556
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

================================================================================

                                                                  MORGAN STANLEY

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC2

GROUP II
================================================================================


-----------------------------------------------------------------------------------------------------
                                                             % of
                                                         Mortgage
                                                          Pool by
                                             Aggregate  Aggregate    Weighted
                                Number         Cut-off    Cut-off     Average   Weighted    Weighted
                                    of            Date       Date       Gross    Average     Average
Range of Minimum              Mortgage       Principal  Principal    Interest  Remaining    Original
Mortgage Rates (%)               Loans     Balance ($)    Balance    Rate (%)       Term     LTV (%)
-----------------------------------------------------------------------------------------------------
Fixed Rate Loans               1,078      136,608,213      56.76       8.398       343       73.02
6.001 - 6.500                      3        1,239,376       0.51       6.490       359       72.68
6.501 - 7.000                     10        3,859,049       1.60       6.944       359       73.07
7.001 - 7.500                     34       14,454,488       6.01       7.428       359       73.76
7.501 - 8.000                     62       23,080,227       9.59       7.924       359       80.29
8.001 - 8.500                     52       20,131,844       8.37       8.404       359       79.26
8.501 - 9.000                     59       21,060,209       8.75       8.899       359       81.89
9.001 - 9.500                     18        6,600,171       2.74       9.356       359       83.46
9.501 - 10.000                    28       10,611,253       4.41       9.825       359       81.27
10.001 - 10.500                    5        1,825,330       0.76      10.350       359       82.00
10.501 - 11.000                    2          752,324       0.31      10.872       359       92.64
11.501 - 12.000                    1          435,375       0.18      11.990       359       65.00
-----------------------------------------------------------------------------------------------------
Total:                         1,352      240,657,859     100.00       8.424       350       75.83
-----------------------------------------------------------------------------------------------------
Non-Zero Minimum: 6.490
Maximum: 11.990
Non-Zero Weighted Average: 8.457
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

================================================================================

                                                                  MORGAN STANLEY

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC2

GROUP II
================================================================================


-----------------------------------------------------------------------------------------------------
                                                             % of
                                                         Mortgage
                                                          Pool by
                                             Aggregate  Aggregate    Weighted
                                Number         Cut-off    Cut-off     Average   Weighted    Weighted
                                    of            Date       Date       Gross    Average     Average
Range of Maximum Loan         Mortgage       Principal  Principal    Interest  Remaining    Original
Rates (%)                        Loans     Balance ($)    Balance    Rate (%)       Term     LTV (%)
-----------------------------------------------------------------------------------------------------
Fixed Rate Loans               1,078      136,608,213       56.76     8.398      343        73.02
13.001 - 13.500                    3        1,239,376        0.51     6.490      359        72.68
13.501 - 14.000                   10        3,859,049        1.60     6.944      359        73.07
14.001 - 14.500                   35       14,786,084        6.14     7.452      359        73.90
14.501 - 15.000                   62       23,080,227        9.59     7.924      359        80.29
15.001 - 15.500                   51       19,800,249        8.23     8.402      359        79.24
15.501 - 16.000                   59       21,060,209        8.75     8.899      359        81.89
16.001 - 16.500                   18        6,600,171        2.74     9.356      359        83.46
16.501 - 17.000                   28       10,611,253        4.41     9.825      359        81.27
17.001 - 17.500                    5        1,825,330        0.76    10.350      359        82.00
17.501 - 18.000                    2          752,324        0.31    10.872      359        92.64
18.501 - 19.000                    1          435,375        0.18    11.990      359        65.00
-----------------------------------------------------------------------------------------------------
Total:                         1,352      240,657,859      100.00     8.424      350        75.83
-----------------------------------------------------------------------------------------------------
Non-Zero Minimum: 13.490
Maximum: 18.990
Non-Zero Weighted Average: 15.454
-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                                                               % of
                                                           Mortgage
                                                            Pool by
                                              Aggregate   Aggregate   Weighted
                                 Number         Cut-off     Cut-off    Average   Weighted   Weighted
                                     of            Date        Date      Gross    Average    Average
Initial Periodic               Mortgage       Principal   Principal   Interest  Remaining   Original
Cap (%)                           Loans     Balance ($)     Balance   Rate (%)       Term    LTV (%)
-----------------------------------------------------------------------------------------------------
Fixed Rate Loans                1,078     136,608,213       56.76      8.398      343       73.02
1.000                               1         331,595        0.14      8.490      358       80.00
1.500                             273     103,718,051       43.10      8.457      359       79.50
-----------------------------------------------------------------------------------------------------
Total:                          1,352     240,657,859      100.00      8.424      350       75.83
-----------------------------------------------------------------------------------------------------
Minimum: 1.000
Maximum: 1.500
Weighted Average: 1.498
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

================================================================================

                                                                  MORGAN STANLEY

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC2

GROUP II
================================================================================


-----------------------------------------------------------------------------------------------------
                                                               % of
                                                           Mortgage
                                                            Pool by
                                              Aggregate   Aggregate   Weighted
                                 Number         Cut-off     Cut-off    Average   Weighted   Weighted
                                     of            Date        Date      Gross    Average    Average
Subsequent Periodic            Mortgage       Principal   Principal   Interest  Remaining   Original
Cap (%)                           Loans     Balance ($)     Balance   Rate (%)       Term    LTV (%)
-----------------------------------------------------------------------------------------------------
Fixed Rate Loans                1,078     136,608,213       56.76      8.398      343       73.02
1.000                               1         331,595        0.14      8.490      358       80.00
1.500                             273     103,718,051       43.10      8.457      359       79.50
-----------------------------------------------------------------------------------------------------
Total:                          1,352     240,657,859      100.00      8.424      350       75.83
-----------------------------------------------------------------------------------------------------
Minimum: 1.000
Maximum: 1.500
Weighted Average: 1.498
-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                                                               % of
                                                           Mortgage
                                                            Pool by
                                              Aggregate   Aggregate   Weighted
                                 Number         Cut-off     Cut-off    Average   Weighted   Weighted
                                     of            Date        Date      Gross    Average    Average
                               Mortgage       Principal   Principal   Interest  Remaining   Original
Next Rate Adjustment Dates        Loans     Balance ($)     Balance   Rate (%)       Term    LTV (%)
-----------------------------------------------------------------------------------------------------
February 2004                   38           14,039,596      5.83       8.632       358       80.85
March 2004                      226          85,803,977     35.65       8.453       359       79.57
March 2005                      10            4,206,073      1.75       7.962       359       73.71
Fixed Rate                      1,078       136,608,213     56.76       8.398       343       73.02
----------------------------------------------------------------------------------------------------
Total:                          1,352       240,657,859    100.00       8.424       350       75.83
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

================================================================================

                                                                  MORGAN STANLEY

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC2

GROUP II
================================================================================


-----------------------------------------------------------------------------------------------------
                                                               % of
                                                           Mortgage
                                                            Pool by
                                              Aggregate   Aggregate   Weighted
                                 Number         Cut-off     Cut-off    Average   Weighted   Weighted
                                     of            Date        Date      Gross    Average    Average
Geographic Distribution        Mortgage       Principal   Principal   Interest  Remaining   Original
of Mortgaged Properties           Loans     Balance ($)     Balance   Rate (%)       Term    LTV (%)
-----------------------------------------------------------------------------------------------------
California                     487        125,346,648       52.09      8.078      357         75.38
Florida                        122         14,468,961        6.01      8.907      340         78.46
Texas                          163         13,648,845        5.67      9.331      309         76.12
Illinois                        50          9,779,582        4.06      8.859      349         77.09
Michigan                        66          7,420,594        3.08      9.199      353         78.03
New Jersey                      30          6,487,066        2.70      8.671      356         74.85
Massachusetts                   24          6,236,971        2.59      7.994      350         68.03
Connecticut                     16          4,494,693        1.87      8.344      353         72.52
Ohio                            54          4,276,145        1.78      8.584      341         75.50
Colorado                        20          4,175,552        1.74      8.154      356         78.14
Virginia                        18          4,148,404        1.72      8.319      352         75.38
Georgia                         30          3,983,163        1.66      9.390      342         78.28
Washington                      15          3,300,104        1.37      8.140      348         78.79
Nevada                          10          2,291,475        0.95      8.810      346         82.44
New Mexico                      14          2,224,114        0.92      8.984      353         78.12
Other                          233         28,375,543       11.79      8.819      342         76.10
-----------------------------------------------------------------------------------------------------
Total:                       1,352        240,657,859      100.00      8.424      350         75.83
-----------------------------------------------------------------------------------------------------
Number of States/District
of Columbia Represented: 43
-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                                                               % of
                                                           Mortgage
                                                            Pool by
                                              Aggregate   Aggregate   Weighted
                                 Number         Cut-off     Cut-off    Average   Weighted   Weighted
                                     of            Date        Date      Gross    Average    Average
                               Mortgage       Principal   Principal   Interest  Remaining   Original
Occupancy                         Loans     Balance ($)     Balance   Rate (%)       Term    LTV (%)
-----------------------------------------------------------------------------------------------------
Primary                          1,231       223,157,085     92.73      8.405       349       76.17
Investment                         118        16,596,124      6.90      8.702       357       71.19
Second Home                          3           904,650      0.38      8.069       359       77.06
-----------------------------------------------------------------------------------------------------
Total:                           1,352       240,657,859    100.00      8.424       350       75.83
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

================================================================================

                                                                  MORGAN STANLEY

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC2

GROUP II
================================================================================


-----------------------------------------------------------------------------------------------------
                                                               % of
                                                           Mortgage
                                                            Pool by
                                              Aggregate   Aggregate   Weighted
                                 Number         Cut-off     Cut-off    Average   Weighted   Weighted
                                     of            Date        Date      Gross    Average    Average
                               Mortgage       Principal   Principal   Interest  Remaining   Original
Property Type                     Loans     Balance ($)     Balance   Rate (%)       Term    LTV (%)
-----------------------------------------------------------------------------------------------------
Single Family Residence         1,071     187,688,200       77.99      8.424      349        75.49
PUD                               129      31,848,653       13.23      8.412      354        80.01
2-4 Family                         80      12,633,303        5.25      8.438      352        70.02
Condo                              51       7,091,990        2.95      8.325      352        77.16
Manufactured Housing               21       1,395,713        0.58      9.007      296        70.60
-----------------------------------------------------------------------------------------------------
Total:                          1,352     240,657,859      100.00      8.424      350        75.83
-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                                                               % of
                                                           Mortgage
                                                            Pool by
                                              Aggregate   Aggregate   Weighted
                                 Number         Cut-off     Cut-off    Average   Weighted   Weighted
                                     of            Date        Date      Gross    Average    Average
                               Mortgage       Principal   Principal   Interest  Remaining   Original
Loan Purpose                      Loans     Balance ($)     Balance   Rate (%)       Term    LTV (%)
-----------------------------------------------------------------------------------------------------
Refinance - Cashout             1,023     176,361,443      73.28       8.408       349      74.66
Refinance - Rate Term             206      35,583,373      14.79       8.400       348      76.07
Purchase                          123      28,713,043      11.93       8.553       356      82.68
-----------------------------------------------------------------------------------------------------
Total:                          1,352     240,657,859     100.00       8.424       350      75.83
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

================================================================================

                                                                  MORGAN STANLEY

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC2

GROUP II
================================================================================


-----------------------------------------------------------------------------------------------------
                                                               % of
                                                           Mortgage
                                                            Pool by
                                              Aggregate   Aggregate   Weighted
                                 Number         Cut-off     Cut-off    Average   Weighted   Weighted
                                     of            Date        Date      Gross    Average    Average
                               Mortgage       Principal   Principal   Interest  Remaining   Original
Documentation Level               Loans     Balance ($)     Balance   Rate (%)       Term    LTV (%)
-----------------------------------------------------------------------------------------------------
Full                             885      127,519,401       52.99       8.307     347       75.71
Stated                           387       90,485,466       37.60       8.610     353       75.99
Limited                           80       22,652,993        9.41       8.339     352       75.78
-----------------------------------------------------------------------------------------------------
Total:                         1,352      240,657,859      100.00       8.424     350       75.83
-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                                                               % of
                                                           Mortgage
                                                            Pool by
                                              Aggregate   Aggregate   Weighted
                                 Number         Cut-off     Cut-off    Average   Weighted   Weighted
                                     of            Date        Date      Gross    Average    Average
                               Mortgage       Principal   Principal   Interest  Remaining   Original
Credit Score                      Loans     Balance ($)     Balance   Rate (%)       Term    LTV (%)
-----------------------------------------------------------------------------------------------------
476 - 500                           4         955,691         0.40     8.683       359       72.70
501 - 525                         123      18,053,855         7.50     9.378       348       76.13
526 - 550                         167      26,650,888        11.07     9.125       349       72.49
551 - 575                         180      26,183,935        10.88     9.005       342       75.06
576 - 600                         154      26,750,955        11.12     8.762       347       76.84
601 - 625                         174      35,461,381        14.74     8.430       353       76.53
626 - 650                         186      32,391,250        13.46     8.152       347       77.56
651 - 675                         157      30,902,073        12.84     7.903       355       76.14
676 - 700                          81      17,229,360         7.16     7.851       350       76.78
701 - 725                          64      13,696,600         5.69     7.563       355       78.00
726 - 750                          29       5,350,250         2.22     7.361       344       70.94
751 - 775                          20       3,970,017         1.65     7.314       359       70.13
776 - 800                          12       2,983,673         1.24     7.133       359       73.24
Above 800                           1          77,933         0.03     6.750       359       60.00
-----------------------------------------------------------------------------------------------------
Total:                          1,352     240,657,859       100.00     8.424       350       75.83
-----------------------------------------------------------------------------------------------------
Minimum:  500
Maximum:  803
Weighted Average:  617
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

================================================================================
                                                                   Page 11 of 11